EXHIBIT C


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                          PERIOD ENDING MARCH 31, 2002


The information which is required to be prepared with respect to the Payment Date of April 22, 2002, and with respect to the performance of the Trust during the period of March 1, 2002 through March 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the
            Class A Noteholder .................................................                  $                 --
                                                                                                  --------------------

         2. The amount of distribution in respect to principal payment to the
            Class B Noteholder .................................................                  $                 --
                                                                                                  --------------------

         3. The amount of distribution in respect to principal payment to the
            Class C Noteholder .................................................                  $                 --
                                                                                                  --------------------

         4. The amount of distribution in respect to principal payment to the
            Class D Noteholder .................................................                  $                 --
                                                                                                  --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly
            Interest ...........................................................                  $            1.89865
                                                                                                  --------------------

         2. The amount of distribution in respect to the Class B Monthly
            Interest ...........................................................                  $            2.24698
                                                                                                  --------------------

         3. The amount of distribution in respect to the Class C Monthly
            Interest ...........................................................                  $            2.88865
                                                                                                  --------------------

         4. The amount of distribution in respect to the Class D Monthly
            Interest ...........................................................                  $            4.49281
                                                                                                  --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A
            Noteholder .........................................................                  $            1.89865
                                                                                                  --------------------

         2. The total amount of distribution in respect to the Class B
            Noteholder .........................................................                  $            2.24698
                                                                                                  --------------------

         3. The total amount of distribution in respect to the Class C
            Noteholder .........................................................                  $            2.88865
                                                                                                  --------------------

         4. The total amount of distribution in respect to the Class D
            Noteholder .........................................................                  $            4.49281
                                                                                                  --------------------

IV. Information regarding the performance of the Advanta Business Card Master
    Trust

         1. The aggregate amount of such Collections with respect to Principal
            Receivables for the Monthly Period preceding such Payment Date .....                  $     368,905,945.00
                                                                                                  --------------------

         2. The aggregate amount of such Collections with respect to Finance
            Charge and Administrative Receivables for the Monthly Period
            preceding such Payment Date ........................................                  $      48,727,876.11
                                                                                                  --------------------

         3. Recoveries for the preceding Monthly
            Period .............................................................                  $       2,387,806.57
                                                                                                  --------------------

         4. The Defaulted Amount for the preceding Monthly
            Period .............................................................                  $      17,032,647.06
                                                                                                  --------------------

         5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
            Monthly Period, and the denominator is the average Receivables for
            the preceding Monthly Period .......................................                                  8.80%
                                                                                                  --------------------

         6. The total amount of Principal Receivables in the trust at the
            beginning of the preceding Monthly Period ..........................                  $   1,941,929,713.74
                                                                                                  --------------------

         7. The total amount of Principal Receivables in the trust as of the
            last day of the preceding Monthly Period ...........................                  $   1,951,929,627.84
                                                                                                  --------------------

         8. The total amount of Finance Charge and Administrative Receivables in
            the Trust at the beginning of the preceding Monthly Period .........                  $      51,871,527.61
                                                                                                  --------------------

         9. The total amount of Finance Charge and Administrative Receivables in
            the Trust as of the last day of the preceding Monthly Period .......                  $      47,199,149.41
                                                                                                  --------------------

         10. The aggregated Adjusted Invested Amounts of all Series of Notes
             outstanding as of the last day of the preceding Monthly Period ....                  $   1,591,818,063.00
                                                                                                  --------------------

         11. The Transferor Interest as of the last day of the preceding Monthly
             Period ............................................................                  $     360,111,564.84
                                                                                                  --------------------

         12. The Transferor Percentage as of the last day of the preceding
             Monthly Period ....................................................                                 18.45%
                                                                                                  --------------------

         13. The Required Transferor Percentage ................................                                  7.00%
                                                                                                  --------------------

         14. The monthly principal payment rate for the preceding Monthly Period                                18.997%
                                                                                                  --------------------

         15. The balance in the Excess Funding Account as of the last day of the
             preceding Monthly Period ..........................................                  $                 --
                                                                                                  --------------------

         16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                          Percentage                 Aggregate
                                                                           of Total                   Account
                                                                          Receivables                 Balance
                  (a) Delinquent between 30 days and 59 days                      2.048%          $ 40,944,774.48
                  (b) Delinquent between 60 days and 89 days                      1.758%          $ 35,136,857.99
                  (c) Delinquent between 90 days and 119 days                     1.320%          $ 26,387,389.66
                  (d) Delinquent between 120 days and 149 days                    1.057%          $ 21,128,615.51
                  (e) Delinquent between 150 days and 179 days                    1.009%          $ 20,176,185.32
                  (f) Delinquent 180 days or greater                              0.001%          $     29,634.26
                                                                        ---------------           ---------------
                  (e) Aggregate                                                   7.193%          $143,803,457.22
                                                                        ===============           ===============

V. Information regarding Series 2000-B

         1. The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2000-B as of the last day of the related
            Monthly Period .....................................................                  $     600,000,000.00
                                                                                                  --------------------

         2. The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2000-B on the last day of the
            related Monthly Period .............................................                  $     600,000,000.00
                                                                                                  --------------------
                                                                                   NOTE FACTORS

         3. The amount of Principal Receivables in the Trust represented by the
            Class A Note Principal Balance on the last day of the related
            Monthly Period .....................................................     1.0000       $     480,000,000.00
                                                                                                  --------------------

         4. The amount of Principal Receivables in the Trust represented by the
            Class B Note Principal Balance on the last day of the related
            Monthly Period .....................................................     1.0000       $      57,000,000.00
                                                                                                  --------------------

         5. The amount of Principal Receivables in the Trust represented by the
            Class C Note Principal Balance on the last day of the related
            Monthly Period .....................................................     1.0000       $      42,000,000.00
                                                                                                  --------------------

         6. The amount of Principal Receivables in the trust represented by the
            Class D Note Principal Balance on the last day of the related
            Monthly Period .....................................................     1.0000       $      21,000,000.00
                                                                                                  --------------------

         7. The Floating Investor Percentage with respect to the period:


         March 1, 2002 through March 24, 2002 ..................................                            30.8971018%
                                                                                                  --------------------
         March 25, 2002 through March 31, 2002 .................................                            30.5604036%
                                                                                                  --------------------

         8. The Fixed Investor Percentage with respect to the period:

         March 1, 2002 through March 24, 2002 ..................................                                   N/A
                                                                                                  --------------------
         March 25, 2002 through March 31, 2002 .................................                                   N/A
                                                                                                  --------------------

         9. The amount of Investor Principal Collections applicable to Series
            2000-B .............................................................                  $     113,706,860.57
                                                                                                  --------------------

         10a. The amount of Available Finance Charge Collections on deposit in
              the Collection Account on the related Payment Date ...............                  $      12,011,708.01
                                                                                                  --------------------

         10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
              Section 8.04(a) of the Master Indenture ..........................                  $       3,025,108.75
                                                                                                  --------------------

         11. The Investor Default Amount for the related Monthly Period ........                  $       5,214,474.76
                                                                                                  --------------------

         12. The Monthly Servicing Fee for the related Monthly Period ..........                  $       1,000,000.00
                                                                                                  --------------------

         13. Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period .............                                 30.07%
                                                                                                  --------------------

                  b. The default rate for the related Monthly Period ...........                                 10.43%
                                                                                                  --------------------

                  c. The Net Portfolio Yield for the related Monthly Period ....                                 19.64%
                                                                                                  --------------------

                  d. The Base Rate for the related Monthly Period ..............                                  4.51%
                                                                                                  --------------------

                  e. The Excess Spread Percentage for the related Monthly
                     Period ....................................................                                 15.13%
                                                                                                  --------------------

                  f. The Quarterly Excess Spread Percentage for the related
                     Monthly Period ............................................                                 12.88%
                                                                                                  --------------------

                           I) Excess Spread Percentage related to         Mar-02                                 15.13%
                                                                                                  --------------------

                           ii) Excess Spread Percentage related to        Feb-02                                 10.50%
                                                                                                  --------------------

                           iii) Excess Spread Percentage related to       Jan-02                                 13.00%
                                                                                                  --------------------

         14. Floating Rate Determinations:

         LIBOR for the Interest Period from March 20 through and including
         April 21,2002 .........................................................                               1.90125%
                                                                                                  --------------------

         15. Principal Funding Account

                  a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                     deposits and withdraws for the related Payment Date) ......                  $                 --
                                                                                                  --------------------

                  b. The Accumulation Shortfall with respect to the related
                     Monthly Period ............................................                  $                 --
                                                                                                  --------------------

                  c. The Principal Funding Investment Proceeds deposited in the
                     Collection Account to be treated as Available Finance
                     Charge Collections ........................................                  $                 --
                                                                                                  --------------------

         16. Reserve Account

                  a. The amount on deposit in the Reserve Account on the related
                     Payment Date (after taking into consideration deposits and
                     withdraws for the related Payment Date) ...................                  $                 --
                                                                                                  --------------------

                  b. The Reserve Draw Amount for the related Monthly Period
                     deposited into the Collection Account to be treated as
                     Available Finance Charge Collections ......................                  $                 --
                                                                                                  --------------------

                  c. Interest earnings on the Reserve Account deposited into the
                     Collection Account to be treated as Available Finance
                     Charge Collections ........................................                  $                 --
                                                                                                  --------------------

         17. Cash Collateral Account

                  a. The Required Cash Collateral Account Amount on the related
                     Payment Date ..............................................                  $      10,500,000.00
                                                                                                  --------------------

                  b. The Available Cash Collateral Account Amount on the related
                     Payment Date ..............................................                  $      10,500,000.00
                                                                                                  --------------------

         18. Investor Charge-Offs

                  a. The aggregate amount of Investor Charge-Offs for the
                     related Monthly Period ....................................                  $                 --
                                                                                                  --------------------

                  b. The aggregate amount of Investor Charge-Offs reimbursed
                     on the Payment Date .......................................                  $                 --
                                                                                                  --------------------

         19. The Monthly Principal Reallocation Amount for the related Monthly
             Period ............................................................                  $                 --
                                                                                                  --------------------


                          Advanta Bank Corp.
                          as Servicer

                          By:    /s/ MARK SHAPIRO
                          Name:  Mark Shapiro
                          Title: Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING MARCH 31, 2002


The information which is required to be prepared with respect to the Payment Date of April 22, 2002, and with respect to the performance of the Trust during the period of March 1, 2002 through March 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the
            Class A Noteholder .................................................                  $                 --
                                                                                                  --------------------

         2. The amount of distribution in respect to principal payment to the
            Class B Noteholder .................................................                  $                 --
                                                                                                  --------------------

         3. The amount of distribution in respect to principal payment to the
            Class C Noteholder .................................................                  $                 --
                                                                                                  --------------------

         4. The amount of distribution in respect to principal payment to the
            Class D Noteholder .................................................                  $                 --
                                                                                                  --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly
            Interest ...........................................................                  $            1.97198
                                                                                                  --------------------

         2. The amount of distribution in respect to the Class B Monthly
            Interest ...........................................................                  $            2.38448
                                                                                                  --------------------

         3. The amount of distribution in respect to the Class C Monthly
            Interest ...........................................................                  $            3.07198
                                                                                                  --------------------

         4. The amount of distribution in respect to the Class D Monthly
            Interest ...........................................................                  $            5.40948
                                                                                                  --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A
            Noteholder .........................................................                  $            1.97198
                                                                                                  --------------------

         2. The total amount of distribution in respect to the Class B
            Noteholder .........................................................                  $            2.38448
                                                                                                  --------------------

         3. The total amount of distribution in respect to the Class C
            Noteholder .........................................................                  $            3.07198
                                                                                                  --------------------

         4. The total amount of distribution in respect to the Class D
            Noteholder .........................................................                  $            5.40948
                                                                                                  --------------------

IV. Information regarding the performance of the Advanta Business Card Master
    Trust

         1. The aggregate amount of such Collections with respect to Principal
            Receivables for the Monthly Period preceding such Payment Date .....                  $     368,905,945.00
                                                                                                  --------------------

         2. The aggregate amount of such Collections with respect to Finance
            Charge and Administrative Receivables for the Monthly Period
            preceding such Payment Date ........................................                  $      48,727,876.11
                                                                                                  --------------------

         3. Recoveries for the preceding Monthly Period ........................                  $       2,387,806.57
                                                                                                  --------------------

         4. The Defaulted Amount for the preceding Monthly Period ..............                  $      17,032,647.06
                                                                                                  --------------------

         5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
            Monthly Period, and the denominator is the average Receivables for
            the preceding Monthly Period .......................................                                  8.80%
                                                                                                  --------------------

         6. The total amount of Principal Receivables in the trust at the
            beginning of the preceding Monthly Period ..........................                  $   1,941,929,713.74
                                                                                                  --------------------

         7. The total amount of Principal Receivables in the trust as of the
            last day of the preceding Monthly Period ...........................                  $   1,951,929,627.84
                                                                                                  --------------------

         8. The total amount of Finance Charge and Administrative Receivables in
            the Trust at the beginning of the preceding Monthly Period .........                  $      51,871,527.61
                                                                                                  --------------------

         9. The total amount of Finance Charge and Administrative Receivables in
            the Trust as of the last day of the preceding Monthly Period .......                  $      47,199,149.41
                                                                                                  --------------------

         10. The aggregated Adjusted Invested Amounts of all Series of Notes
             outstanding as of the last day of the preceding Monthly Period ....                  $   1,591,818,063.00
                                                                                                  --------------------

         11. The Transferor Interest as of the last day of the preceding Monthly
             Period ............................................................                  $     360,111,564.84
                                                                                                  --------------------

         12. The Transferor Percentage as of the last day of the preceding
             Monthly Period ....................................................                                 18.45%
                                                                                                  --------------------

         13. The Required Transferor Percentage ................................                                  7.00%
                                                                                                  --------------------

         14. The monthly principal payment rate for the preceding Monthly Period                                18.997%
                                                                                                  --------------------

         15. The balance in the Excess Funding Account as of the last day of the
             preceding Monthly Period ..........................................                  $                 --
                                                                                                  --------------------

         16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                          Percentage                  Aggregate
                                                                           of Total                    Account
                                                                          Receivables                  Balance

                  (a) Delinquent between 30 days and 59 days                      2.048%          $ 40,944,774.48
                  (b) Delinquent between 60 days and 89 days                      1.758%          $ 35,136,857.99
                  (c) Delinquent between 90 days and 119 days                     1.320%          $ 26,387,389.66
                  (d) Delinquent between 120 days and 149 days                    1.057%          $ 21,128,615.51
                  (e) Delinquent between 150 days and 179 days                    1.009%          $ 20,176,185.32
                  (f) Delinquent 180 days or greater                              0.001%          $     29,634.26
                                                                        ---------------           ---------------
                  (e) Aggregate                                                   7.193%          $143,803,457.22
                                                                        ===============           ===============

V. Information regarding Series 2000-C

         1. The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2000-C as of the last day of the related
            Monthly Period .....................................................                  $     400,000,000.00
                                                                                                  --------------------

         2. The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2000-C on the last day of the
            related Monthly Period .............................................                  $     400,000,000.00
                                                                                                  --------------------
                                                                                   NOTE FACTORS

         3. The amount of Principal Receivables in the Trust represented by the
            Class A Note Principal Balance on the last day of the related
            Monthly Period .....................................................      1.0000      $     320,000,000.00
                                                                                                  --------------------

         4. The amount of Principal Receivables in the Trust represented by the
            Class B Note Principal Balance on the last day of the related
            Monthly Period .....................................................      1.0000      $      38,000,000.00
                                                                                                  --------------------

         5. The amount of Principal Receivables in the Trust represented by the
            Class C Note Principal Balance on the last day of the related
            Monthly Period .....................................................      1.0000      $      28,000,000.00
                                                                                                  --------------------

         6. The amount of Principal Receivables in the trust represented by the
            Class D Note Principal Balance on the last day of the related
            Monthly Period .....................................................      1.0000      $      14,000,000.00
                                                                                                  --------------------

         7. The Floating Investor Percentage with respect to the period:

         March 1, 2002 through March 24, 2002 ..................................                            20.5980678%
                                                                                                  --------------------
         March 25, 2002 through March 31, 2002 .................................                            20.3736024%
                                                                                                  --------------------

         8. The Fixed Investor Percentage with respect to the period:

         March 1, 2002 through March 24, 2002 ..................................                                   N/A
                                                                                                  --------------------
         March 25, 2002 through March 31, 2002 .................................                                   N/A
                                                                                                  --------------------

         9. The amount of Investor Principal Collections applicable to Series
            2000-C .............................................................                  $      75,804,573.52
                                                                                                  --------------------

         10a. The amount of Available Finance Charge Collections on deposit in
              the Collection Account on the related Payment Date ...............                  $       8,007,805.33
                                                                                                  --------------------

         10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
              Section 8.04(a) of the Master Indenture ..........................                  $       2,016,739.16
                                                                                                  --------------------

         11. The Investor Default Amount for the related Monthly Period ........                  $       3,476,316.50
                                                                                                  --------------------

         12. The Monthly Servicing Fee for the related Monthly Period ..........                  $         666,666.67
                                                                                                  --------------------

         13. Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period .............                                 30.07%
                                                                                                  --------------------

                  b. The default rate for the related Monthly Period ...........                                 10.43%
                                                                                                  --------------------

                  c. The Net Portfolio Yield for the related Monthly Period ....                                 19.64%
                                                                                                  --------------------

                  d. The Base Rate for the related Monthly Period ..............                                  4.65%
                                                                                                  --------------------

                  e. The Excess Spread Percentage for the related Monthly
                     Period ....................................................                                 14.99%
                                                                                                  --------------------

                  f. The Quarterly Excess Spread Percentage for the related
                     Monthly Period ............................................                                 12.75%
                                                                                                  --------------------

                           I) Excess Spread Percentage related to         Mar-02                                 14.99%
                                                                                                  --------------------

                           ii) Excess Spread Percentage related to        Feb-02                                 10.38%
                                                                                                  --------------------

                           iii) Excess Spread Percentage related to       Jan-02                                 12.88%
                                                                                                  --------------------

         14. Floating Rate Determinations:

         LIBOR for the Interest Period from March 20 through and including
         April 21, 2002 ........................................................                               1.90125%
                                                                                                  --------------------

         15. Principal Funding Account

                  a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                     deposits and withdraws for the related Payment Date .......                  $                 --
                                                                                                  --------------------

                  b. The Accumulation Shortfall with respect to the related
                     Monthly Period ............................................                  $                 --
                                                                                                  --------------------

                  c. The Principal Funding Investment Proceeds deposited in the
                     Collection Account to be treated as Available Finance
                     Charge Collections ........................................                  $                 --
                                                                                                  --------------------

         16. Reserve Account

                  a. The amount on deposit in the Reserve Account on the related
                     Payment Date (after taking into consideration deposits and
                     withdraws for the related Payment Date) ....................                 $                 --
                                                                                                  --------------------

                  b. The Reserve Draw Amount for the related Monthly Period
                     deposited into the Collection Account to be treated as
                     Available Finance Charge Collections ......................                  $                 --
                                                                                                  --------------------

                  c. Interest earnings on the Reserve Account deposited into the
                     Collection Account to be treated as Available Finance
                     Charge Collections ........................................                  $                 --
                                                                                                  --------------------

         17. Cash Collateral Account

                  a. The Required Cash Collateral Account Amount on the related
                     Payment Date ..............................................                  $       7,000,000.00
                                                                                                  --------------------

                  b. The Available Cash Collateral Account Amount on the related
                     Payment Date ..............................................                  $       7,000,000.00
                                                                                                  --------------------

         18. Investor Charge-Offs

                  a. The aggregate amount of Investor Charge-Offs for the
                     related Monthly Period ....................................                  $                 --
                                                                                                  --------------------

                  b. The aggregate amount of Investor Charge-Offs reimbursed on
                     the Payment Date ..........................................                  $                 --
                                                                                                  --------------------

         19. The Monthly Principal Reallocation Amount for the related Monthly
             Period ............................................................                  $                 --
                                                                                                  --------------------


                           Advanta Bank Corp.
                           as Servicer

                           By:    /s/ MARK SHAPIRO
                           Name:  Mark Shapiro
                           Title: Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                          PERIOD ENDING MARCH 31, 2002


The information which is required to be prepared with respect to the Payment Date of April 22, 2002, and with respect to the performance of the Trust during the period of March 1, 2002 through March 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the
            Class A Noteholder .................................................                  $                 --
                                                                                                  --------------------

         2. The amount of distribution in respect to principal payment to the
            Class B Noteholder .................................................                  $                 --
                                                                                                  --------------------

         3. The amount of distribution in respect to principal payment to the
            Class C Noteholder .................................................                  $                 --
                                                                                                  --------------------

         4. The amount of distribution in respect to principal payment to the
            Class D Noteholder .................................................                  $                 --
                                                                                                  --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly
            Interest ...........................................................                  $            2.01781
                                                                                                  --------------------

         2. The amount of distribution in respect to the Class B Monthly
            Interest ...........................................................                  $            2.52198
                                                                                                  --------------------

         3. The amount of distribution in respect to the Class C Monthly
            Interest ...........................................................                  $            3.16365
                                                                                                  --------------------

         4. The amount of distribution in respect to the Class D Monthly
            Interest ...........................................................                  $            6.32615
                                                                                                  --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A
            Noteholder .........................................................                  $            2.01781
                                                                                                  --------------------

         2. The total amount of distribution in respect to the Class B
            Noteholder .........................................................                  $            2.52198
                                                                                                  --------------------

         3. The total amount of distribution in respect to the Class C
            Noteholder .........................................................                  $            3.16365
                                                                                                  --------------------

         4. The total amount of distribution in respect to the Class D
            Noteholder .........................................................                  $            6.32615
                                                                                                  --------------------

IV. Information regarding the performance of the Advanta Business Card Master
    Trust

         1. The aggregate amount of such Collections with respect to Principal
            Receivables for the Monthly Period preceding such Payment Date .....                  $     368,905,945.00
                                                                                                  --------------------

         2. The aggregate amount of such Collections with respect to Finance
            Charge and Administrative Receivables for the Monthly Period
            preceding such Payment Date ........................................                  $      48,727,876.11
                                                                                                  --------------------

         3. Recoveries for the preceding Monthly Period ........................                  $       2,387,806.57
                                                                                                  --------------------

         4. The Defaulted Amount for the preceding Monthly Period ..............                  $      17,032,647.06
                                                                                                  --------------------

         5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
            Monthly Period, and the denominator is the average Receivables for
            the preceding Monthly Period .......................................                                  8.80%
                                                                                                  --------------------

         6. The total amount of Principal Receivables in the trust at the
            beginning of the preceding Monthly Period ..........................                  $   1,941,929,713.74
                                                                                                  --------------------

         7. The total amount of Principal Receivables in the trust as of the
            last day of the preceding Monthly Period ...........................                  $   1,951,929,627.84
                                                                                                  --------------------

         8. The total amount of Finance Charge and Administrative Receivables in
            the Trust at the beginning of the preceding Monthly Period .........                  $      51,871,527.61
                                                                                                  --------------------

         9. The total amount of Finance Charge and Administrative Receivables in
            the Trust as of the last day of the preceding Monthly Period .......                  $      47,199,149.41
                                                                                                  --------------------

         10. The aggregated Adjusted Invested Amounts of all Series of Notes
             outstanding as of the last day of the preceding Monthly Period ....                  $   1,591,818,063.00
                                                                                                  --------------------

         11. The Transferor Interest as of the last day of the preceding Monthly
             Period ............................................................                  $     360,111,564.84
                                                                                                  --------------------

         12. The Transferor Percentage as of the last day of the preceding
             Monthly Period ....................................................                                 18.45%
                                                                                                  --------------------

         13. The Required Transferor Percentage ................................                                  7.00%
                                                                                                  --------------------

         14. The monthly principal payment rate for the preceding Monthly Period                                18.997%
                                                                                                  --------------------

         15. The balance in the Excess Funding Account as of the last day of the
             preceding Monthly Period ..........................................                  $                 --
                                                                                                  --------------------

         16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                          Percentage                  Aggregate
                                                                           of Total                    Account
                                                                          Receivables                  Balance
                  (a) Delinquent between 30 days and 59 days                      2.048%          $ 40,944,774.48
                  (b) Delinquent between 60 days and 89 days                      1.758%          $ 35,136,857.99
                  (c) Delinquent between 90 days and 119 days                     1.320%          $ 26,387,389.66
                  (d) Delinquent between 120 days and 149 days                    1.057%          $ 21,128,615.51
                  (e) Delinquent between 150 days and 179 days                    1.009%          $ 20,176,185.32
                  (f) Delinquent 180 days or greater                              0.001%          $     29,634.26
                                                                        ---------------           ---------------
                  (e) Aggregate                                                   7.193%          $143,803,457.22
                                                                        ===============           ===============

V.  Information regarding Series 2001-A

         1. The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2001-A as of the last day of the related
            Monthly Period .....................................................                  $     300,000,000.00
                                                                                                  --------------------

         2. The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2001-A on the last day of the
            related Monthly Period .............................................                  $     300,000,000.00
                                                                                                  --------------------
                                                                                   NOTE FACTORS

         3. The amount of Principal Receivables in the Trust represented by the
            Class A Note Principal Balance on the last day of the related
            Monthly Period .....................................................      1.0000      $     240,000,000.00
                                                                                                  --------------------

         4. The amount of Principal Receivables in the Trust represented by the
            Class B Note Principal Balance on the last day of the related
            Monthly Period .....................................................      1.0000      $      28,500,000.00
                                                                                                  --------------------

         5. The amount of Principal Receivables in the Trust represented by the
            Class C Note Principal Balance on the last day of the related
            Monthly Period .....................................................      1.0000      $      21,000,000.00
                                                                                                  --------------------

         6. The amount of Principal Receivables in the trust represented by the
            Class D Note Principal Balance on the last day of the related
            Monthly Period .....................................................      1.0000      $      10,500,000.00
                                                                                                  --------------------

         7. The Floating Investor Percentage with respect to the period:

         March 1, 2002 through March 24, 2002 ..................................                            15.4485509%
                                                                                                  --------------------
         March 25, 2002 through March 31, 2002 .................................                            15.2802018%
                                                                                                  --------------------

         8. The Fixed Investor Percentage with respect to the period:

         March 1, 2002 through March 24, 2002 ..................................                                   N/A
                                                                                                  --------------------
         March 25, 2002 through March 31, 2002 .................................                                   N/A
                                                                                                  --------------------

         9. The amount of Investor Principal Collections applicable to Series
            2001-A .............................................................                  $      56,853,430.28
                                                                                                  --------------------

         10a. The amount of Available Finance Charge Collections on deposit in
              the Collection Account on the related Payment Date ...............                  $       6,005,854.01
                                                                                                  --------------------

         10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
              Section 8.04(a) of the Master Indenture ..........................                  $       1,512,554.37
                                                                                                  --------------------

         11. The Investor Default Amount for the related Monthly Period ........                  $       2,607,237.38
                                                                                                  --------------------

         12. The Monthly Servicing Fee for the related Monthly Period ..........                  $         500,000.00
                                                                                                  --------------------

         13. Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period .............                                 30.07%
                                                                                                  --------------------

                  b. The default rate for the related Monthly Period ...........                                 10.43%
                                                                                                  --------------------

                  c. The Net Portfolio Yield for the related Monthly Period ....                                 19.64%
                                                                                                  --------------------

                  d. The Base Rate for the related Monthly Period ..............                                  4.76%
                                                                                                  --------------------

                  e. The Excess Spread Percentage for the related Monthly Period                                 14.88%
                                                                                                  --------------------

                  f. The Quarterly Excess Spread Percentage for the related
                     Monthly Period ............................................                                 12.65%
                                                                                                  --------------------

                           I) Excess Spread Percentage related to         Mar-02                                 14.88%
                                                                                                  --------------------

                           ii) Excess Spread Percentage related to        Feb-02                                 10.29%
                                                                                                  --------------------

                           iii) Excess Spread Percentage related to       Jan-02                                 12.79%
                                                                                                  --------------------

         14. Floating Rate Determinations:

         LIBOR for the Interest Period from March 20 through and including
         April 21, 2002 ........................................................                               1.90125%
                                                                                                  --------------------

         15. Principal Funding Account

                  a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                     and withdraws for the related Payment Date) ...............                  $                 --
                                                                                                  --------------------

                  b. The Accumulation Shortfall with respect to the related
                     Monthly Period ............................................                  $                 --
                                                                                                  --------------------

                  c. The Principal Funding Investment Proceeds deposited in the
                     Collection Account to be treated as Available Finance
                     Charge Collections ........................................                  $                 --
                                                                                                  --------------------

         16. Reserve Account

                  a. The amount on deposit in the Reserve Account on the
                     related Payment Date (after taking into consideration
                     deposits and withdraws for the related Payment Date) ......                  $                 --
                                                                                                  --------------------

                  b. The Reserve Draw Amount for the related Monthly Period
                     deposited into the Collection Account to be treated as
                     Available Finance Charge Collections ......................                  $                 --
                                                                                                  --------------------

                  c. Interest earnings on the Reserve Account deposited into the
                     Collection Account to be treated as Available Finance
                     Charge Collections ........................................                  $                 --
                                                                                                  --------------------

         17. Cash Collateral Account

                  a. The Required Cash Collateral Account Amount on the related
                     Payment Date ..............................................                  $       5,250,000.00
                                                                                                  --------------------

                  b. The Available Cash Collateral Account Amount on the related
                     Payment Date ..............................................                  $       5,250,000.00
                                                                                                  --------------------

         18. Investor Charge-Offs

                  a. The aggregate amount of Investor Charge-Offs for the
                     related Monthly Period ....................................                  $                 --
                                                                                                  --------------------

                  b. The aggregate amount of Investor Charge-Offs reimbursed
                     on the Payment Date .......................................                  $                 --
                                                                                                  --------------------

         19. The Monthly Principal Reallocation Amount for the related Monthly
            Period .............................................................                  $                 --
                                                                                                  --------------------


                           Advanta Bank Corp.
                           as Servicer

                           By:    /s/ MARK SHAPIRO
                           Name:  Mark Shapiro
                           Title: Assistant Vice President - Structured Finance